UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                October 14, 2004
             ______________________________________________________

                             DPAC TECHNOLOGIES CORP.
                    _________________________________________
             (Exact name of registrant as specified in its charter)
________________________________________________________________________________


        California                       0-14843                33-0033759
______________________________  _________________________  _____________________
(State or other jurisdiction    (Commission File Number)      I.R.S. Employer
      of incorporation)                                    Identification Number
________________________________________________________________________________

                7321 Lincoln Way, Garden Grove, California 92841
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)

                                  714/ 898-0007
                    _________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
                     ______________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

     Item 2.02 Results of Operations and Financial Condition.

The Registrant files as Exhibit 99.1 to this Report its news release dated October 14, 2004 concerning its financial results for the quarterly period ended August 31, 2004.

Section 9  Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

          (c)  Exhibits
               --------
                 99.1      Press Release of Registrant dated October 14, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DPAC Technologies Corp.
                                ________________________________________________
                                (Registrant)

                                Date  October 14, 2004
                                ________________________________________________

                                /s/ Stephen J. Vukadinovich
                                ________________________________________________
                                (Signature)

                                Stephen J. Vukadinovich, Chief Financial Officer
                                ________________________________________________
                                (Name and Title)